SUPPLEMENT DATED

JULY 21, 2009

TO THE

PROSPECTUS DATED

FEBRUARY 28, 2009

OF

OPTIQUE FUNDS, INC.

        The Board of Directors of Optique Funds, Inc. has approved the liquidation of each of the Optique Large Cap Value Fund, the Optique Small Cap Value Fund and the Optique Intermediate Fixed Income Fund. During the liquidation process the Optique Large Cap Value Fund, the Optique Small Cap Value Fund and the Optique Intermediate Fixed Income Fund may invest some or all of their assets in money market instruments. To the extent that they do so each of the Optique Large Cap Value Fund and the Optique Small Cap Value Fund will not be able to achieve its investment objective of long-term capital appreciation since money market instruments earn interest but do not appreciate in value. The Optique Intermediate Fixed Income Fund may likely have a lower total return than it would if it had invested in higher yielding securities.

        Optique Funds, Inc. is no longer accepting purchase orders from new investors in the Optique Large Cap Value Fund, the Optique Small Cap Value Fund or the Optique Intermediate Fixed Income Fund. Shareholders of the Optique International Value Fund may not exchange their shares for shares of the Optique Large Cap Value Fund, the Optique Small Cap Value Fund or the Optique Intermediate Fixed Income Fund. Shareholders of the Optique Large Cap Value Fund, the Optique Small Cap Value Fund and the Optique Intermediate Fixed Income Fund may redeem their shares or exchange their shares for shares of the Optique International Value Fund throughout the liquidation process.